[Graphic omitted] Brtaskem

                                   BRASKEM S.A
                         C.N.P.J. No. 42 150 391/0001-70
                                NIRE 29300006939
                                 PUBLIC COMPANY
           MINUTES OF ORDINARY AND EXTRAORDINARY GENERAL SHAREHOLDERS'
                                    MEETING
                               HELD ON 03.31.2004

1. DATE AND HOUR: 03/31/2004, at 10:00 A.M. 2. PLACE: headquarters, located at Rua Eteno, 1561, Petrochemical Complex of Camacari, CEP 42810-000, Municipality of Camacari, State of Bahia. 3. CONVOCATION: Notice of convocation published, in accordance with Article 124 of Law No. 6,404/76: on March 9, 10 and 11, 2004 in the "Official Gazette of the State of Bahia"; on March 9, 10 and 11, 2004 in the newspaper "A Tarde"; and, for wider circulation, pursuant to CVM Instructions Nos. 02/78 and 207/94, in the newspaper "Gazeta Mercantil" on March 9, 10, 11, 12, 13, 14 and 15 of 2004. 4. PUBLICATIONS: (i) "Relevant Fact," to comply with, CVM Instructions Nos. 358/2002 and 319/1999 respectively, in the "Official Gazette of the State of Bahia, issue of March 9, 2004, in the newspaper "A Tarde", issue of March 9, 2004, and in the newspaper "Gazeta Mercantil", issues of March 9 and 10 of 2004; (ii) the publication of the announcements referred to in the "caput" of Article 133 of Law No. 6,404/76 was dismissed, since the documents mentioned therein had been timely published pursuant to applicable law, namely: the Management Report and the Financial Statements for the fiscal year ended December 31, 2003, including the Notes and the Report by PricewaterhouseCoopers Auditores Independentes, in the Official Gazette of the State of Bahia on February 20, 2004, and in the newspapers "A Tarde," "Gazeta Mercantil" and "Valor Economico" on February 19, 2004, in accordance with CVM Instruction No. 207/94. 5. ATTENDANCE: Shareholders representing over 85% of the Company's voting capital stock, as verified by the signatures below and in the "Book of Shareholders' Attendance". In order to comply with the provisions in Law No. 6,404/76, Article 134, 1st paragraph, Officer Mauricio Roberto de Carvalho Ferro and Mr. Felipe Edmond Ayoub, representative of the specialized company PricewaterhouseCoopers Independent Auditors; and, in order to comply with Article 164, Mr. Manoel Mota Fonseca, a member of the Company's Fiscal Council, were also present at this meeting. The presence of holders of preferred shares was also recorded, in accordance with the signatures on the Book of Shareholders' Attendance. 6. MEETING'S BOARD: President: Marcelo Andre Lajchter, and Secretary: Ana Patricia Soares Nogueira, elected in accordance with the provisions of Article 17 of the By-Laws. 7. FISCAL COUNCIL'S REPORTS - The Company's Fiscal Council, in Reports issued on February 10, 2004 and March 04, 2004, respectively, opined in favor of the approval, in an Ordinary General Shareholders' Meeting, of: a) the Financial Statements and other documents relating to the fiscal year ended 12/31/2003; b) the proposal of the merger of Copene Monomeros Especiais S.A. into the Company, and other documents supporting these corporate transactions. 8. AGENDA: I) ORDINARY GENERAL MEETING - 01) Examination, discussion and voting of the Management Report and respective Management Accounts and Financial Statements including the Notes, concerning the fiscal year ended December 31, 2003; 02) Destination of the results for the fiscal year ended December 31, 2003; 03) Election of the members of the Board of Directors; 04) Election of the members of the Fiscal Council; II)

[Graphic omitted] Brtaskem

                                   BRASKEM S.A
                         C.N.P.J. No. 42 150 391/0001-70
                                NIRE 29300006939
                                 PUBLIC COMPANY
           MINUTES OF ORDINARY AND EXTRAORDINARY GENERAL SHAREHOLDERS'
                                    MEETING
                               HELD ON 03.31.2004

EXTRAORDINARY GENERAL SHAREHOLDERS' MEETING - 01) Establishing the executive officers' global annual compensation; 02) Approval and confirmation of the appointment and engagement by the Company's officers of the specialized company responsible for preparing the valuation report of Copene Monomeros Especiais S.A. ("Copene"); 03) Examination, discussion and approval of the documents relating to the merger of Copene into the Company; 04) Approval of the merger of Copene into the Company with no increase in its capital stock. 9. DELIBERATIONS:
The subjects contained in the Agenda were discussed and voted on, and the following deliberations were unanimously taken by the attendees: 9.1. ORDINARY GENERAL SHAREHOLDERS' MEETING: 9.1.1. authorize the preparation of the minutes of these Meetings in summary form, as well as their publication without the signatures of the attending shareholders, in accordance with Article 130 and its paragraphs, of Law No. 6,404/76; 9.1.2. FINANCIAL STATEMENTS AND MANAGEMENT REPORT - approve, without qualification, with those legally precluded from voting abstaining, the Report, Management Accounts and Financial Statements including the Notes, for the fiscal year ended December 31, 2003, as well as the opinion thereon issued by the independent auditors PricewaterhouseCoopers Independent Auditors and the Fiscal Council. 9.1.3. DESTINATION OF FISCAL YEAR'S RESULT - a) approve the destination of the net profit of the fiscal year ended December 31, 2003, in the amount of R$211,011,092.76 (two hundred and eleven million, eleven thousand, ninety-two reais and seventy-six cents) to the Retained Profits/Losses account, in order to offset the cumulative losses from previous fiscal years, which account had a balance of R$463,280,908.54 (four hundred and sixty-three million, two hundred and eighty thousand, nine hundred and eight reais and fifty-four cents) at the end of the fiscal year ended December 31, 2003; b) confirm the destination of R$20,640,000.00 (twenty million, six hundred and forty thousand reais) as the Employees' Participation in the Company's Profits and/or Results, observing the criteria previously approved by the Company and the Committee representing the employees. 9.1.4. ELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS - record the absence of requests by the shareholders for multiple votes and re-elect and elect the following members of the Company's Board of Directors, and their respective alternates for a two-year term, starting as of the date hereof and ending at the time of the Ordinary General Shareholders' Meeting that will analyze the accounts of the executive officers for the fiscal year ending on December 31, 2005; TITULAR MEMBERS: ALVARO FERNANDES DA CUNHA FILHO, Brazilian, married, civil engineer, holder of the identity card No. 685.954 SSP/BA, and enrolled with the CPF/MF under
-------------------------------------------------------------------------------
Sede-Fabrica: Camavari/BA - Rua Eteno, 1561, Polo Petroquimico de Camacari - CEP 42810-000 - Tel.(71)632.5102
Escritorios: Rio de Janeiro/RJ - Av. Presidente Vargas, 309, 130 andar - CEP 20071-003 - Tel. (21) 516.1515 - Fax (21)233.0476
Salvador/BA - Av. Tancredo Neves,  3343,  Centro  Empresarial  Previnor,  s. 301
- CEP 41820-021 - Tel. (71)
342.3088
Sao Paulo/SP - Av. das Nacoes Unidas, 4777, CEP 05477-000 - Tel (11) 3443 9999 - Fax (11) 3023 0420

[Graphic omitted] Brtaskem

                                   BRASKEM S.A
                         C.N.P.J. No. 42 150 391/0001-70
                                NIRE 29300006939
                                 PUBLIC COMPANY
           MINUTES OF ORDINARY AND EXTRAORDINARY GENERAL SHAREHOLDERS'
                                    MEETING
                               HELD ON 03.31.2004

No. 030.495.905-72, resident and domiciled at Rua Visconde de Nacar, 219, 6th floor, Real Parque, Sao Paulo/SP, CEP 05685-010, ALVARO PEREIRA NOVIS, Brazilian, married, economist, holder of the identity card No. 9 519 693-6 SSP/SP, and enrolled with the CPF/MF under No. 024.595.407-44 resident and domiciled at Rua Ferreira Araujo, 286, Sao Paulo/SP, CEP 05428-000; ANDRE TAPAJOS CUNHA, Brazilian, married, banker and economist, holder of the identity card No. 074639196 IFP/RJ, and enrolled with the CPF/MF under No. 943.965.077-04, resident and domiciled at Rua Dias da Cruz, 413, cob. 02, Meier, Rio de Janeiro-RJ, CEP 20720-010; CARLOS ALBERTO DE MEIRA FONTES, Brazilian, married, chemical engineer, holder of the identity card No. 2.370.421 IFP/RJ, and enrolled with the CPF/MF under No. 264.978.087-87, resident and domiciled at Rua Pereira da Silva, 100, apartment. 102, Laranjeiras, Rio de Janeiro/RJ, CEP 22221-140; FERNANDO DE CASTRO SA, Brazilian, single, lawyer, enrolled with the OAB/RJ under No. 65.035 and with the CPF/MF under No. 974.096.937-20, and with business address at Av. Republica do Chile, 65, Center, Rio de Janeiro/RJ, CEP 20031-912; FRANCISCO TEIXEIRA DE SA, Brazilian, married, chemical engineer, holder of the identity card No. 007.286.30-99 SSP/BA, and enrolled with the CPF/MF under No. 221.072.908-49, resident and domiciled at Condominio Encontro das Aguas, Lote 33, Lauro de Freitas/BA, CEP: 42700-000; JOSE DE FREITAS MASCARENHAS, Brazilian, married, civil engineer, holder of the identity card No.
356.697 SSP/BA, and enrolled with the CPF/MF under No. 000 630.535-00, resident and domiciled at Rua Alberto Silva, 327, Itaigara, Salvador/BA, CEP 41815-000; LUIZ FERNANDO CIRNE LIMA, Brazilian, judicially separated, agronomic engineer, holder of the identity card No. 8.071.171.361 SSP/RS, and enrolled with the CPF/MF under No. 000.947.730-68, resident and domiciled at Av. Guaiba, 3890, apartment 301, Assuncao, Porto Alegre/RS, CEP 91770-110; MARGARETH FEIJO BRUNNET, Brazilian, judicially separated, chemical engineer, holder of the identity card No. 1.006.803.091 SSP-RS, and enrolled with the CPF/MF under No. 289.764.280-72, resident and domiciled at Rua Leopoldo Miguez, 166, apartment 601, Copacabana, Rio de Janeiro/RJ, CEP 22060-020; NEWTON SERGIO DE SOUZA, Brazilian, married, lawyer, holder of the identity card No. 03.604.882-5 IFP/RJ, and enrolled with the CPF/MF under No. 261.214.417-04, resident and domiciled at Av. Juriti, 307, apartment 91, Moema, Ed. Tom Arthur, Sao Paulo/SP, CEP 04520-000; and PEDRO AUGUSTO RIBEIRO NOVIS, Brazilian, married, lawyer, holder of the identity card No. 565.091-70 SSP/BA, and enrolled with the CPF/MF under No. 002.272.345-53, resident and domiciled at Rua Roberto Caldas Kerr, 151, apartment 81, Edificio Grevilea, Alto de Pinheiros, Sao Paulo/SP, CEP 05472-000; RESPECTIVE ALTERNATES: ADRIANO SA DE SEIXAS MAIA, Brazilian, single, lawyer, holder of the identity card No. 06.632.857-80 SSP/BA, and enrolled with the CPF/MF under No. 900.602.025-72, resident and domiciled at Rua Pascoal, 535/1706, Vila Madalena, Sao Paulo/SP, CEP 05445-001; MARCOS WILSON SPYER REZENDE, Brazilian, married, journalist, holder of the identity card No.
6.940.046 SSP/MG, and enrolled with the CPF/MF under No. 387.604. 288-72, resident and domiciled at Rua Dr. Guilherme Spilborghs, 74, Sao Francisco/SP, CEP
-------------------------------------------------------------------------------
Sede-Fabrica: Camavari/BA - Rua Eteno, 1561, Polo Petroquimico de Camacari - CEP 42810-000 - Tel.(71)632.5102
Escritorios: Rio de Janeiro/RJ - Av. Presidente Vargas, 309, 130 andar - CEP 20071-003 - Tel. (21) 516.1515 - Fax (21)233.0476
Salvador/BA - Av. Tancredo Neves,  3343,  Centro  Empresarial  Previnor,  s. 301
- CEP 41820-021 - Tel. (71)
342.3088
Sao Paulo/SP - Av. das Nacoes Unidas, 4777, CEP 05477-000 - Tel (11) 3443 9999 - Fax (11) 3023 0420

[Graphic omitted] Brtaskem

                                   BRASKEM S.A
                         C.N.P.J. No. 42 150 391/0001-70
                                NIRE 29300006939
                                 PUBLIC COMPANY
           MINUTES OF ORDINARY AND EXTRAORDINARY GENERAL SHAREHOLDERS'
                                    MEETING
                               HELD ON 03.31.2004

05454-200; DEUSDEDITE FAGUNDES DE BRITO FILHO, Brazilian, married, retired, holder of the identity card No. 567.070 SSP/BA, and enrolled with the CPF/MF under No. 020.816.605-04, with address Av. Manoel Dias da Silva, 1811, apartment 702, Pituba, Salvador/BA, CEP 41830-000; EDMUNDO JOSE CORREIA AIRES, Brazilian, married, engineer, holder of the identity card No. 3.801.087-2 IFP/RJ and enrolled with the CPF/MF under No. 607.165.097-68, resident and domiciled at Rua Alexandre Ferreira, 76, apartment 201, Lagoa, Rio de Janeiro/RJ, CEP 22470-220; VICTOR MANOEL MARTINS PAIS, Portuguese, married, engineer, holder of the identity card RNE No. W554141B SE/DSMAF/DPF, and enrolled with the CPF/MF under No. 262.588.467-34, with business address Av. Republica do Chile, 65, Centro, Rio de Janeiro-RJ, CEP 20031-912; LUCIO JOSE SANTOS JUNIOR, Brazilian, single, economist, holder of the identity card No. 08.146.034-16 SSP/BA and enrolled with the CPF/MF under No. 847.724.337-91, resident and domiciled at Rua Orlando Gomes, 08, Cond. Parque Costa Verde, Rua A, Quadra H, Piata, Salvador/BA, CEP 41650-010; GUILHERME SIMOES DE ABREU, Brazilian, divorced, business administrator, holder of the identity card No. 836.289 SSP/BA and enrolled with the CPF/MF under No. 065.800.095-00, resident and domiciled at Rua Bahia, 116, apartment 61, Higienopolis, Sao Paulo/SP, CEP 01244-000; HILBERTO MASCARENHAS ALVES DA SILVA FILHO, Brazilian, married, business administrator, holder of the identity card No. 684.865-61 SSP-BA, and enrolled with the CPF/MF under No. 105.062.765-20, resident and domiciled at Rua Sabino Silva, 443/901, Ed. Mansao Prof. Pedro Calmon, Ondina, Salvador/BA, CEP 40155-250; ROGERIO GONCALVES MATTOS, Brazilian, married, chemical engineer, holder of the identity card No.
259.377 issued by the Ministry of Aeronautics, enrolled with the CPF No. 436.592.687-04, resident and domiciled at Rua Geografo Amora, 501, Condominio Residencial Camboata, Rua 2, quadra I, casa 1, Piratininga, Niteroi/RJ, CEP 24350-590; JOSE AUGUSTO CARDOSO MENDES, Brazilian, judicially separated, metallurgist engineer, holder of the identity card No. 7.977.683 SSP-SP, and enrolled with the CPF/MF under No. 022.451.818-67, resident and domiciled at Rua Maranhao, 1019, 50 andar, Higienopolis, Sao Paulo-SP, CEP 01240-001; and RUY LEMOS SAMPAIO, Brazilian, married, business administrator, holder of the identity card No. 9.189.137-1 SSP/SP, and enrolled with the CPF/MF under No. 006.488.415-53, resident and domiciled at Av. Juracy Magalhaes Junior, 1665, Condominio Parque Florestal, Brotas, Salvador/BA, CEP 40295-310. The members of the Board now re-elected and elected assume their positions as of the date hereof, and declare for due legal purposes, subject to the penalties under applicable laws, as required by the provisions in Article 37, item II, of Law No. 8,934 of 11/18/1994, as amended by Article 4 of Law No. 10,194 of 02/14/2001, that they are not impeded from trading or managing a trading company due to a criminal conviction, and have further submitted, in order to comply with the provisions
-------------------------------------------------------------------------------
Sede-Fabrica: Camavari/BA - Rua Eteno, 1561, Polo Petroquimico de Camacari - CEP 42810-000 - Tel.(71)632.5102
Escritorios: Rio de Janeiro/RJ - Av. Presidente Vargas, 309, 130 andar - CEP 20071-003 - Tel. (21) 516.1515 - Fax (21)233.0476
Salvador/BA - Av. Tancredo Neves,  3343,  Centro  Empresarial  Previnor,  s. 301
- CEP 41820-021 - Tel. (71)
342.3088
Sao Paulo/SP - Av. das Nacoes Unidas, 4777, CEP 05477-000 - Tel (11) 3443 9999 - Fax (11) 3023 0420

[Graphic omitted] Brtaskem

                                   BRASKEM S.A
                         C.N.P.J. No. 42 150 391/0001-70
                                NIRE 29300006939
                                 PUBLIC COMPANY
           MINUTES OF ORDINARY AND EXTRAORDINARY GENERAL SHAREHOLDERS'
                                    MEETING
                               HELD ON 03.31.2004

of CVM Instructions Nos. 358 of 01/03/02, and 367 of 05/29/02, written statements in accordance with the terms of such instructions, which were filed at the Company's headquarters. In view of the provisions of Article 19 of the Company's By-Laws, Messrs. Pedro Augusto Ribeiro Novis and Alvaro Fernandes da Cunha Filho have been elected President and Vice-president, respectively. In view of the elections described above, the Company's Board of Directors has henceforth the following composition: TITULAR MEMBERS: PEDRO AUGUSTO RIBEIRO NOVIS - PRESIDENT; ALVARO FERNANDES DA CUNHA FILHO - VICE PRESIDENT; ALVARO PEREIRA NOVIS; ANDRE TAPAJOS CUNHA; CARLOS ALBERTO DE MEIRA FONTES; FERNANDO DE CASTRO SA; FRANCISCO TEIXEIRA DE SA; JOSE DE FREITAS MASCARENHAS; LUIZ FERNANDO CIRNE LIMA; MARGARETH FEIJO BRUNNET; NEWTON SERGIO DE SOUZA. RESPECTIVE
ALTERNATES: RUY LEMOS SAMPAIO; ADRIANO SA DE SEIXAS MAIA; MARCOS WILSON SPYER REZENDE; DEUSDEDITE FAGUNDES DE BRITO FILHO; EDMUNDO JOSE CORREIA AIRES; VICTOR MANOEL MARTINS PAIS; LUCIO JOSE SANTOS JUNIOR; GUILHERME SIMOES DE ABREU; HILBERTO MASCARENHAS ALVES DA SILVA FILHO; ROGERIO GONCALVES MATTOS; JOSE AUGUSTO CARDOSO MENDES; 9.1.5. ELECTION OF THE FISCAL COUNCIL'S MEMBERS - as provided in Article 40 of the Company's By-Laws and paragraph 4 of Article 161 of Law No. 6,404, re-elect the following members of the Company's Fiscal Council and its respective alternates, for a one-year term, starting as of date hereof and ending at the time of the Ordinary General Shareholders' Meeting that will analyze the accounts of the executive officers for the fiscal year ending on December 31, 2004: by the shareholders FUNDACAO PETROBRAS DE SEGURIDADE SOCIAL - PETROS and CAIXA DE PREVIDENCIA DOS FUNCIONARIOS DO BANCO DO BRASIL-PREVI, as minority common shareholders, Messrs. SERGIO PEREIRA DA ROCHA, Brazilian married, economist, holder of the identity card No. 10259 CRE/RJ, and enrolled with the CPF/MF under No. 032 585 217-00, resident and domiciled at Rua Ferreira Pontes, 286, apartment 1306, Bloco A, Andarai, Rio de Janeiro/RJ, CEP 20.541-280, as titular member, and GERALDO HUMBERTO DE ARAUJO, Brazilian, single, accountant, holder of the identity card No. 2.793.293 IFP/RJ, and enrolled with the CPF/MF under No. 256.529.237-68, resident and domiciled at SQSW 304, Bloco E, apartment 502, Setor Sudoeste, Brasilia/DF, CEP 70.673-400, as alternate member; by the shareholder PETROBRAS QUIMICA S.A. - PETROQUISA, preferred shareholder, Messrs. JULIO DINIZ BASTOS PINTO, Brazilian, married, economist, holder of the identity card No. 8.293 CRE/RJ, and enrolled with the CPF/MF under No. 256.891.697-49, resident and domiciled at Rua Cristovao Colombo, 449, Castelanea, Petropolis/RJ, CEP 25640-620, as titular member, and MARIA JESUINA DE OLIVEIRA ROSA, Brazilian, married, accountant, holder of the identity card
-------------------------------------------------------------------------------
Sede-Fabrica: Camavari/BA - Rua Eteno, 1561, Polo Petroquimico de Camacari - CEP 42810-000 - Tel.(71)632.5102
Escritorios: Rio de Janeiro/RJ - Av. Presidente Vargas, 309, 130 andar - CEP 20071-003 - Tel. (21) 516.1515 - Fax (21)233.0476
Salvador/BA - Av. Tancredo Neves,  3343,  Centro  Empresarial  Previnor,  s. 301
- CEP 41820-021 - Tel. (71)
342.3088
Sao Paulo/SP - Av. das Nacoes Unidas, 4777, CEP 05477-000 - Tel (11) 3443 9999 - Fax (11) 3023 0420

[Graphic omitted] Brtaskem

                                   BRASKEM S.A
                         C.N.P.J. No. 42 150 391/0001-70
                                NIRE 29300006939
                                 PUBLIC COMPANY
           MINUTES OF ORDINARY AND EXTRAORDINARY GENERAL SHAREHOLDERS'
                                    MEETING
                               HELD ON 03.31.2004

No. 03.941.087-3 IFP/RJ, and enrolled with the CPF/MF under No. 425.324.267-72, resident and domiciled at Rua Duquesa de Braganca, 20, Grajau, Rio de Janeiro/RJ, CEP 20035-900 as alternate member; by the shareholders NORDESTE QUIMICA S.A. - NORQUISA, Odebrecht S.A. and ODBPAR INVESTIMENTOS S.A., as titular members, Messrs. ISMAEL CAMPOS DE ABREU, Brazilian, married, accountant, holder of the identity card No. 716.820 SSP/BA, and enrolled with the CPF/MF under No. 075.434.415-00, resident and domiciled at Rua Piata, quadra 7, lote 5, Condominio Jardim Piata, Salvador/BA, CEP 41680-180; MANOEL MOTA FONSECA, judicially separated, lawyer, holder of the Identity Card No. 3.662.756-SSP/RJ, enrolled with the OAB/BA under No. 503-B and with the CPF/MF under No. 019.638.218-15, resident and domiciled at Rua Juratai, 135, Sao Cristovao, Salvador/BA, CEP 41500-010; and WALTER MURILO MELO DE ANDRADE, Brazilian, married, lawyer, holder of the Identity Card No. 2.155.900-74-SSP/BA, enrolled with the OAB/BA under No. 9745 and with the CPF/MF under No. 363.477.285-91, resident and domiciled at Rua Miguel Camizares, 297, apartment 1,102, Pituba, Salvador/BA, CEP 41820-210; and, as respective alternate members, ANNA CECILIA DE M. C. DUTRA DA SILVA, Brazilian, single, lawyer, enrolled with the OAB/RJ under No. 109.760 and with the CPF/MF under No. 071.534.527-37, with business address at Avenida Almirante Barroso, 52, 32th floor, Rio de Janeiro - RJ, CEP 20031-000; MARIA CLAUDIA FREITAS SAMPAIO, Brazilian, married, business administrator, holder of the identity card No. 02.499.999-78-SSP/BA, and enrolled with the CPF/MF under No. 429.659.005-78, resident and domiciled at Rua Amazonas, 829, apartment 1.502, Pituba, Salvador/BA, CEP 41830-380; and MARCELO ANDRE LAJCHTER, Brazilian, married, holder of the Identity Card No. 8.561.440-2-IFP/RJ, enrolled with the OAB/RJ under No. 86.596 and with the CPF/MF under No. 005.622.617-96, resident and domiciled at Rua Eduardo Guinle, 55, Block I, apartment 503, Botafogo, Rio de Janeiro/RJ, CEP 22260-090. The members of the Fiscal Council, now re-elected, assume their positions as of the date hereof and have presented written statements, as required by Article 37, item II, of Law No. 8,934 of 11/18/1994, as amended by Article 4 of Law No. 10,194 of 02/14/2001, that they are not impeded trading or managing a trading company due to a criminal conviction, and have further submitted, in order to comply with the provisions of Instructions CVM Nos. 358 of 01/03/02, and 367 of 05/29/02, written statements in accordance with the terms of such Instructions, which were filed at the Company's headquarters. It was established that the members of the Fiscal Council will receive the minimum compensation anticipated in the 3rd paragraph of Article 162 of Law No. 6,404/76; 9.2) EXTRAORDINARY GENERAL SHAREHOLDERS' MEETING: 9.2.1) GLOBAL ANNUAL COMPENSATION FOR THE EXECUTIVE OFFICERS - until subsequent deliberation, establish the following compensation: a) for the members of the Executive Officers, the maximum global annual limit of R$ 950,400.00
-------------------------------------------------------------------------------
Sede-Fabrica: Camavari/BA - Rua Eteno, 1561, Polo Petroquimico de Camacari - CEP 42810-000 - Tel.(71)632.5102
Escritorios: Rio de Janeiro/RJ - Av. Presidente Vargas, 309, 130 andar - CEP 20071-003 - Tel. (21) 516.1515 - Fax (21)233.0476
Salvador/BA - Av. Tancredo Neves,  3343,  Centro  Empresarial  Previnor,  s. 301
- CEP 41820-021 - Tel. (71)
342.3088
Sao Paulo/SP - Av. das Nacoes Unidas, 4777, CEP 05477-000 - Tel (11) 3443 9999 - Fax (11) 3023 0420

[Graphic omitted] Brtaskem

                                   BRASKEM S.A
                         C.N.P.J. No. 42 150 391/0001-70
                                NIRE 29300006939
                                 PUBLIC COMPANY
           MINUTES OF ORDINARY AND EXTRAORDINARY GENERAL SHAREHOLDERS'
                                    MEETING
                               HELD ON 03.31.2004

(nine hundred and fifty thousand, four hundred reais) and b) for the members of the Board of Directors, R$ 10,715,935.71 (ten million, seven hundred and fifteen thousand, nine hundred and thirty-five reais and seventy-one cents), of which amounts include benefits and representation funds described in the "caput" of
Article 152 of Law No. 6,404/76, and will be individually shared among the Board of Executive Officers, as described in Articles 25 and 26, item "h" of the Company's By-Laws; 9.2.2) approve and confirm the appointment and engagement previously made by the Company's management, of the specialized company PricewaterhouseCoopers Independent Auditors, above qualified, represented at this Meeting by Mr. Felipe Edmond Ayoub, who offered to clarify any possible doubts of the attending shareholders, which company has (i) examined and audited the Company's and Copene's financial statements; and (ii) performed the valuation of Copene's shareholders' equity, as of the base-date defined for the merger transaction, namely December 31, 2003 ("Base Date"), and prepared the respective valuation report, to be used for the Company's accounting entries; 9.2.3) approves upon examination and discussion, the Justification Protocol for the merger of Copene into the Company, executed by the officers of Copene and the Company, dated March 1, 2004 ("Merger Justification Protocol"), containing the purposes, the bases, and other conditions of the merger of Copene into the Company, which was prepared in accordance with the provisions of Articles 224, 225 and subsequent Articles of Law No. 6,404/76 and CVM Instruction No. 319/99, highlighting the amendment of item 4.1 of the Merger Justification Protocol, which now reads as follows: "4.1. The variations in shareholders' equity ascertained during the period between the Merger Base Date and the effective date of the merger will be recorded in Copene's books; however, they will be recognized by the Company through consolidation since Copene is a wholly-owned subsidiary of the Company. Thus, the balances of Copene's shareholders' equity accounts will be transferred to the Company's books at their respective values on the effective date of the merger, which books were submitted by the Meeting's President and examined by the attendees, were initialized by the individuals presiding this meeting and filed at the Company's headquarters, a copy of which, after having been initialed by the Secretary, will become an integral part of these minutes, as Enclosure I; 9.2.4) approve, upon examination and discussion, without any qualification, the financial statements of Copene and of the Company, and the valuation report of Copene's shareholders' equity, previously prepared by the specialized company referred to in item 9.2.2 above, for purposes of the Company's accounting entries, which documents, submitted by the Meeting's President and examined by the attendants, were initialized by the the individuals presiding this meeting and filed at the Company's headquarters, a copy of which, after having been initialed by the Secretary, will become an integral part of these minutes, as Enclosure II (the financial statements of Copene), Enclosure III (financial
-------------------------------------------------------------------------------
Sede-Fabrica: Camavari/BA - Rua Eteno, 1561, Polo Petroquimico de Camacari - CEP 42810-000 - Tel.(71)632.5102
Escritorios: Rio de Janeiro/RJ - Av. Presidente Vargas, 309, 130 andar - CEP 20071-003 - Tel. (21) 516.1515 - Fax (21)233.0476
Salvador/BA - Av. Tancredo Neves,  3343,  Centro  Empresarial  Previnor,  s. 301
- CEP 41820-021 - Tel. (71)
342.3088
Sao Paulo/SP - Av. das Nacoes Unidas, 4777, CEP 05477-000 - Tel (11) 3443 9999 - Fax (11) 3023 0420

[Graphic omitted] Brtaskem

                                   BRASKEM S.A
                         C.N.P.J. No. 42 150 391/0001-70
                                NIRE 29300006939
                                 PUBLIC COMPANY
           MINUTES OF ORDINARY AND EXTRAORDINARY GENERAL SHAREHOLDERS'
                                    MEETING
                               HELD ON 03.31.2004

statements of the Company), Enclosure IV
(accounting report of Copene). The valuation report set, on the Base Date, Copene's shareholders' equity at R$115,832,653.03 (one hundred and fifteen million, eight hundred and thirty-two thousand, six hundred and fifty-three reais and three cents), all pursuant to the provisions of Law No. 6,404/76 as well as CVM Instructions Nos. 319/99 and 320/99; 9.2.5) approve the merger of Copene into the Company, under the terms and conditions established in the Merger Justification Protocol approved under item 9.2.3 above, and the transfer to the Company of all assets, rights and obligations comprising Copene's shareholders' equity, according to the applicable valuation report mentioned in item 9.2.4 above, with the resulting dissolution of Copene, in accordance with applicable law, being further established that the headquarters and all other facilities of Copene will be closed; 9.2.6) register that there will be no increase in the Company's capital stock as a result of the merger transaction hereby approved, considering that the Company owns all of the capital stock of Copene, and all of the shares issued by Copene are hereby cancelled. 9.2.7) register that, in order to comply with Article 12 of CVM Instruction No. 319/99, the financial statements of Copene and the Company were audited by PricewaterhouseCoopers Independent Auditors, in accordance with the reports dated February 8, 2004, attached to these minutes, as Enclosures II and III as approved in item 9.2.4 above; 9.2.8) further register that, upon the merger of Copene and its resulting dissolution, the Company will be the legal successor of Copene, in respect of all of its rights and obligations; 9.2.9) in view of the merger of Copene into the Company, approve, under the terms of the Merger Justification Protocol the cancellation of Copene's shares owned by the Company, based on Article 226, ss. 1st, of Law No. 6,404/76; and 9.2.10) authorize the Company's management to perform all actions required for the implementation of the corporate transaction hereby approved. 10 - ADJOURNMENT: With no further subjects to deal with, the Extraordinary General Shareholders' Meeting was adjourned, and these minutes were prepared, read, discussed and found conforming, and have been signed by all attending Shareholders constituting the quorum required for the validity of the deliberations subject matter of these General Shareholders' Meetings, and by their decision, the obtaining the necessary certificates by the Meeting's Secretary was authorized. Camacari/BA, March 31, 2004. [Signed by: Marcelo Andre Lajchter - President; Ana Patricia Soares Nogueira - Secretary; Nordeste Quimica S.A. - Norquisa - (Marcelo Andre Lajchter, as proxy); ODBPAR Investimentos S.A. (p/p Marcelo Andre Lajchter, as proxy); Odebrecht S.A. (Marcelo Andre Lajchter); Copene Participacoes S.A. (Ana Patricia Soares Nogueira, as proxy); Petrobras Quimica S.A. - Petroquisa (Roberto Keller Thompson Mello, as proxy); Caixa de Previdencia dos Funcionarios do Banco do Brasil - PREVI (Rita Magaly Lima Hayne Bastos, as proxy); Fundacao Petrobras de Seguridade Social - PETROS (Renato de Mello Gomes dos Santos, as proxy); Central States Southeast and Southwest Areas Pension Fund (George
-------------------------------------------------------------------------------
Sede-Fabrica: Camavari/BA - Rua Eteno, 1561, Polo Petroquimico de Camacari - CEP 42810-000 - Tel.(71)632.5102
Escritorios: Rio de Janeiro/RJ - Av. Presidente Vargas, 309, 130 andar - CEP 20071-003 - Tel. (21) 516.1515 - Fax (21)233.0476
Salvador/BA - Av. Tancredo Neves,  3343,  Centro  Empresarial  Previnor,  s. 301
- CEP 41820-021 - Tel. (71)
342.3088
Sao Paulo/SP - Av. das Nacoes Unidas, 4777, CEP 05477-000 - Tel (11) 3443 9999 - Fax (11) 3023 0420

[Graphic omitted] Brtaskem

                                   BRASKEM S.A
                         C.N.P.J. No. 42 150 391/0001-70
                                NIRE 29300006939
                                 PUBLIC COMPANY
           MINUTES OF ORDINARY AND EXTRAORDINARY GENERAL SHAREHOLDERS'
                                    MEETING
                               HELD ON 03.31.2004

Washington Tenorio Marcelino, as proxy); The Master Trust Bank of Japan, Ltd. (George Washington Tenorio Marcelino, as proxy); Manoel Mota Fonseca (Representative of the Fiscal Council); Felipe Edmond Ayoub (Representative of PricewaterhouseCoopers Independent Auditors)].

             Conforms to the original recorded in the specific book.

                        /s/ Ana Patricia Soares Nogueira
                    -----------------------------------------
                          Ana Patricia Soares Nogueira
                                    Secretary

-------------------------------------------------------------------------------
Sede-Fabrica: Camavari/BA - Rua Eteno, 1561, Polo Petroquimico de Camacari - CEP 42810-000 - Tel.(71)632.5102
Escritorios: Rio de Janeiro/RJ - Av. Presidente Vargas, 309, 130 andar - CEP 20071-003 - Tel. (21) 516.1515 - Fax (21)233.0476
Salvador/BA - Av. Tancredo Neves,  3343,  Centro  Empresarial  Previnor,  s. 301
- CEP 41820-021 - Tel. (71)
342.3088
Sao Paulo/SP - Av. das Nacoes Unidas, 4777, CEP 05477-000 - Tel (11) 3443 9999 - Fax (11) 3023 0420